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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 1997 (JUNE 6, 1997)



                              NU-TECH BIO-MED, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                       0-11772                25-1411971
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                            55 ACCESS ROAD
                        WARWICK, RHODE ISLAND                       02886
               (Address of Principal Executive Offices)           (Zip Code)




       Registrant's telephone number, including area code: (401) 732-6520



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                       INDEX TO CURRENT REPORT ON FORM 8-K
                            OF NU-TECH BIO-MED, INC.
                                  JUNE 9, 1997


ITEM                                                                       PAGE
----                                                                       ----

ITEM 5.           OTHER EVENTS                                              3

ITEM 7.           EXHIBITS                                                  3

                  SIGNATURES                                                4



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ITEM 5.  OTHER EVENTS.

         Nu-Tech Bio-Med, Inc. (the "Company") has entered into an Amended and Restated Employment Agreement (the "Restated Agreement") with J. Marvin Feigenbaum, the Company's Chairman, President and Chief Executive Officer, dated June 6, 1997. The Restated Agreement amends and extends Mr. Feigenbaum's original employment agreement with the Company, dated June 1, 1994, as amended. The Restated Agreement is effective as of May 12, 1997 and expires May 11, 2000. The Restated Agreement provides for Mr. Feigenbaum's continued employment as Chairman of the Board, President and Chief Executive Officer of the Company, as well as Mr. Feigenbaum's continued employment as Chief Executive and Chief Financial Officer of Analytical Biosystems Corp., a wholly-owned subsidiary of the Company. The Restated Agreement allows for Mr. Feigenbaum's contemporaneous employment as Chairman, President and Chief Executive Officer of Physicians Clinical Laboratory, Inc. ("PCL"). Pursuant to the Restated Agreement, the Company has agreed to pay Mr. Feigenbaum a base salary of $208,000 per year (such amount does not include any compensation from PCL). In addition, the Restated Agreement provides for vacation benefits, life insurance, an automobile allowance, living expenses and travel and entertainment expenses. The Restated Agreement further contains provisions for termination of the Restated Agreement by mutual consent, for cause, without cause by the Company, for death or disability of Mr. Feigenbaum and for good reason by Mr. Feigenbaum, as well as provisions regarding the failure of the parties to renew the Restated Agreement for an additional term and the change of control of the Company. The foregoing does not purport to be a complete description of the Restated Agreement and reference is made to the Restated Agreement filed as an exhibit hereto for all of its terms and conditions.

ITEM 7.  EXHIBITS.

EXHIBIT NO.                DOCUMENT
-----------                --------

10 Amended and Restated Employment Agreement by and between the Company and J. Marvin Feigenbaum, dated June 6, 1997



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NU-TECH BIO-MED, INC.


                                    By:    /s/ J. Marvin Feigenbaum
                                          ------------------------------
                                    Name:   J. Marvin Feigenbaum
                                    Title:  Chairman and President



Date:  June 9, 1997



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                                  EXHIBIT INDEX


EXHIBIT NO.                DOCUMENT
-----------                --------

10 Amended and Restated Employment Agreement by and between the Company and J. Marvin Feigenbaum, dated June 6, 1997